Exhibit 99.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Form 8-K/A under the Securities Exchange Act of 1934 of EV Energy Partners, L.P. dated June 12, 2007, of our report dated March 27, 2007, related to the financial statements of EnerVest Monroe Limited Partnership and Subsidiaries as of December 31, 2006 and 2005, and for the years then ended.

Deloitte & Touche LLP

Houston, Texas
June 12, 2007